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                               VIRBAC CORPORATION
                                    FORM 10-Q
                               SEPTEMBER 30, 2003

Exhibit 10.19

Secured Subordinated Promissory Note for $2,000,000 by and among Virbac Corporation, PM Resources, Inc., St. JON Laboratories, Inc., Francodex Laboratories, Inc., Virbac AH, Inc., Delmarva Laboratories, Inc., and Virbac, S.A., dated June 4, 2004.

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      THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED ("THE SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NO INTEREST HEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING THIS NOTE, (B) THE BORROWERS RECEIVE AN OPINION OF LEGAL COUNSEL ADDRESSED TO THE HOLDER OF THIS NOTE (CONCURRED IN BY LEGAL COUNSEL FOR THE HOLDER) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE BORROWERS ARE OTHERWISE SATISFIED THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

      THIS NOTE IS SUBJECT TO A SUBORDINATION AGREEMENT IN FAVOR OF FIRST BANK DATED AS OF APRIL 9, 2004.

June 3, 2004                                                       $2,000,000.00

                               VIRBAC CORPORATION
                      SECURED SUBORDINATED PROMISSORY NOTE

      FOR VALUE RECEIVED, Virbac Corporation, a Delaware corporation (the "Company"), PM Resources, Inc., a Missouri corporation ("PM"), St. Jon Laboratories, Inc., a California corporation ("St. Jon"), Francodex Laboratories, Inc., a Kansas corporation ("Francodex"), Delmarva Laboratories, Inc., a Virginia corporation ("Delmarva") and Virbac AH, Inc., a Delaware corporation ("AH", with Virbac , PM, St. Jon, Francodex, Delmarva and AH being hereafter sometimes referred to individually as a "Borrower" and collectively as the "Borrowers"), hereby promise to pay to the order of Virbac S. A. or its registered assigns (the "Holder"), the maximum aggregate principal sum of Two Million Dollars ($2,000,000.00) or such lesser amount of any loans made by Holder to Borrowers as recorded on the books and records of Holder, together with interest thereon at the rate(s) set forth in Section 1 below. This Secured Subordinated Promissory Note (this "Note") shall be subordinate to the indebtedness (the "Senior Indebtedness") of Borrowers under that certain Credit Agreement, dated September 7, 1999, as previously amended, most recently by the Seventh Amendment, dated March 1, 2004, and as the same may be further amended hereafter (the "Credit Agreement") and the obligation of Borrowers to repay the principal and interest due to the Holder under this Note shall be secured by a collateral pledge of all the current and future assets of Borrowers pursuant to the Amended and Restated Security Agreement, dated as of April 29, 2004, entered into by Borrowers and the Holder named therein (the "Security Agreement"), which lien shall be subordinate to any lien granted by Borrowers to secure payment of the Senior Indebtedness pursuant to the terms of the Subordination Agreement entered into by the Holder in favor of First Bank, dated as of April 9, 2004. This Note shall rank pari passu with that certain Secured Subordinated Promissory Note by Borrowers in favor of Holder, dated as of April 9, 2004, in the amount of $3,000,000.00 and that certain Subordinated Promissory Note by Borrowers in favor

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of Holder, dated as of April 29, 2004, in the amount of $4,000,000.00 (the
"April Notes"). The April Notes, together with this Note, shall be referred to collectively herein as the "Notes." Upon payment in full of all principal and interest payable hereunder, this Note shall be surrendered to the Borrowers for cancellation.

      At any time it is requesting a loan, the Company shall give written or telecopy notice to Holder, which notice shall be irrevocable and shall be given by no later than 9:00 a.m. (Central Time) four days prior to the date it requests that Holder make a loan hereunder. Each such notice shall specify the date the loan is requested (which shall be a business day) and the dollar amount of such loan. Holder shall use commercially reasonable efforts to provide currently available cash to Borrowers on the date specified in Borrowers' request but shall not be liable to Borrowers or any other person if it fails to provide currently available cash to Borrowers on or before the close of business on the specified date if such failure is a result of the process and procedures necessary to transfer cash balances across international borders.

      The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

1.    Calculation of Interest.

      (a) From the date hereof until all of Borrowers' obligations under this Note have been fully satisfied, the principal outstanding under this Note from time to time shall bear interest on a basis of a 360-day year for the actual number of days amounts are outstanding hereunder, at a variable rate initially equal to five and one half percent (5.5%) per annum (the "Base Rate") as adjusted in accordance with the provisions of subsection (b) below (such rate, as adjusted, the "Adjusted Rate").

      (b) On the first day of each calendar month beginning with July 1, 2004 (each such day an "Interest Rate Adjustment Date"), the interest rate to be charged against the outstanding principal balance for the remainder of that calendar month will be recalculated by adding to the Base Rate such amount equal to the higher of (i) the amount by which the Current One Month LIBOR US Dollar Rate exceeds the LIBOR Reference Rate or (ii) the amount that the Current One Month EURIBOR Rate exceeds the EURIBOR Reference Rate, provided, however, that:

            (i) No adjustment shall be made to the Base Rate on any Interest Rate Adjustment Date prior to the first Interest Rate Adjustment Date until either the Current One Month LIBOR US Dollar Rate exceeds the LIBOR Reference Rate or the Current One Month EURIBOR Rate exceeds the EURIBOR Reference Rate, respectively, by more than 50 basis points (0.5%); thereafter, the Adjusted Rate will be adjusted on each Interest Rate Adjustment Date as set forth in the first paragraph of this
                  Section 1(b); and

            (ii) Although the Adjusted Rate may decrease following any decrease in the one month LIBOR Spot Rate or Current One Month EURIBOR Rate, it shall not be adjusted below five and one half percent (5.5%) per annum.

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      (c) For purposes of the forgoing:

            (i) "Current One Month LIBOR US Dollar Rate" means the average rate of interest equal to the per annum rate of interest at which United States dollar deposits with a duration of one month are offered in the London Interbank Market two business days prior to the applicable Interest Rate Adjustment Date, as calculated and reported daily by TELERATE

            (ii) "Current One Month EURIBOR Rate" means the average rate of interest equal to the per annum rate of interest at which Euro deposits with a duration of one month are offered in the London Interbank Market two business days prior to the applicable Interest Rate Adjustment Date, as calculated and reported daily by TELERATE.

            (iii) "EURIBOR Reference Rate" means the Current One Month EURIBOR
                  Rate as measured on March 31, 2004 or 2.024%.

            (iv) "LIBOR Reference Rate" means the Current One Month LIBOR US Dollar Rate as measured on March 31, 2004 or 1.09%.

      (d) On the last day of each calendar month beginning June 30, 2004 the amount of interest due under this Note shall be calculated by applying the Adjusted Rate as determined on the first day of such calendar month (or with respect to the June 30, 2004 calculation by applying 5.5%) to the daily outstanding principal balance under this Note. In making this calculation, amounts will be deemed outstanding as of the beginning of the business day on which holder initiates the transfer of such funds to Borrowers regardless of the date on which such funds actually become available to Borrower in the United States. Following the monthly calculation of interest due on this Note as provided above, Holder shall deliver a written invoice to Borrowers. Each invoice delivered by Holder to Borrowers hereunder shall show in reasonable detail the method used to calculate the amount of interest shown on each such invoice and shall be reasonably presumptive evidence of the interest then due and owing on this Note.

2. Payments. All payments due hereunder shall be paid in United States dollars and shall be made by wire transfer of immediately available funds to the account or accounts from time-to-time specified in writing by Holder. Payments shall be deemed to have been made on the date on which Borrowers initiated the transfer of funds regardless of the date on which such funds actually become available to Holder. Payment of the principal and interest on this Note shall be due and payable as provided below.

      (a) Payments of interest on this Note shall be payable by Borrowers monthly, not more than three (3) business days following Borrowers' receipt of an invoice from Holder as set forth in Section 1(d) above. Any accrual and unpaid interest outstanding as of the Maturity Date (as defined below) shall be paid together with the principal payment as provided in Section 2(b) below.

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      (b)   The principal of this Note shall be due and payable in a single installment upon the earlier to occur of October 9, 2004 (the "Maturity Date") or an Event of Default (as defined in Section 3 hereof); provided, however, that the Maturity Date shall automatically be extended for up to three (3) periods of three months (with the last day of each such three (3) month period beginning an "Extended Maturity Date") unless Holder gives notice to Borrowers that it does not intend to extend the applicable Maturity Date or Extended Maturity Date. Such notice must be provided no more than thirty (30) and not less than fifteen (15) days prior to the Maturity Date or Extended Maturity Date, as the case may be. Notwithstanding the foregoing, Borrowers may, at any time, prepay all or any portion of the principal of and accrued interest on this Note without premium or penalty.

      (c) Each payment made by Borrowers shall be applied first to the reimbursement of any costs, fees and expenses accrued by Holder, together with interest thereon, as provided in Section 4(b) below, second to the payment of any and all late charges, third to the payment of any and all accrued and unpaid interest and fourth to the payment of the principal of this Note.

3. Events of Default. The following events shall constitute an "Event of Default" under this Note:

      (a) Borrowers shall fail to pay any amount owed as required under the terms of this Note or the April Notes.

      (b) Proceedings for the appointment of a receiver, trustee, liquidator or custodian of any of Borrowers or all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to any of Borrowers or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced, and an order for relief entered or such proceeding shall not be dismissed, discharged or stayed within ninety (90) days of commencement;

      (c) Any of Borrowers shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they come due, (iii) make a general assignment for the benefit of its creditors, (iv) be dissolved or liquidated in full or in part, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing;

      (d) Any of Borrowers fail to satisfy in any material respect, or otherwise breach, any of the representations, warranties or covenants in the Notes or the Security Agreement.

      (e) The occurrence and continuance of an Event of Default (as defined therein) under the Security Agreement.

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      (f) The occurrence and continuance of an event of default under the Credit
Agreement by and among Borrowers and Senior Lender dated September 7, 1999, as amended, or any ancillary documents thereto.

If an Event of Default (other than an Event of Default specified in Section 3(c) or Section 3(d) hereof) occurs and is continuing, then the Holder may declare the outstanding principal amount and any accrued interest on this Note and all other payments payable hereunder to be forthwith due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, to the fullest extent permitted by applicable law. If an Event of Default specified in Section 3(c) or Section 3(d) hereof occurs and is continuing, then the outstanding principal amount and any accrued interest on this Note and all other payments payable hereunder shall become and be immediately due and payable without any declaration or other act on the part of the Holder, and the Holder may take all actions or exercise remedies provided for pursuant to the Security Agreement, or otherwise, with respect to the pledged Collateral (as defined in the Security Agreement). The Holder by notice to the Company may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived, other than nonpayment of principal or interest that has become due solely because of such acceleration. No such rescission shall affect any subsequent default or impair any right thereto.

4.    Miscellaneous.

      (a) Usury. It is the express intent of the Borrowers and the Holder hereto that the payment of all or any portion of the outstanding principal amount of and accrued interest under this Note be exempt from the application of any applicable usury or similar laws under any state, federal or foreign jurisdiction. Each of the Borrowers hereby irrevocably waive, to the fullest extent permitted by law, any objection or defense which any Borrower, may now or hereafter have to the payment when due of any and all Note principal or accrued interest arising out of or relating to a claim of usury or similar laws and each of the Borrowers hereby agrees that neither it nor any of its affiliates shall in the future bring, commence, maintain, prosecute or voluntarily aid in any action at law, proceeding in equity or other legal proceeding against the Holder based on a claim that Borrowers' payment obligations under this Note violate the usury or similar laws of any state, federal or foreign jurisdiction. Notwithstanding the foregoing, in the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal amount due under this Note.

      (b) Expenses. Borrowers agree to pay all costs of collection, including reasonable attorneys' fees, incurred by the Holder in collecting or enforcing this Note. The Borrowers agree to pay Holder upon demand, the amount of any and all expenses, including fees, expenses and disbursements of Holder's counsel and of any other expert or agent acting on Holders behalf, that Holder may incur in collecting or enforcing this Note or in exercising rights under the Security Agreement or the Subordination Agreement. Notwithstanding the forgoing, any expense incurred by Holder as provided above shall be treated as an advance of principal pursuant to this Note and shall bear interest at the then applicable rate from the date such expense was incurred by Holder until the date paid by the Borrowers.

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      (c) Waiver. Any provision of this Note may be amended, waived or modified upon the written consent of Borrowers and the Holder. A waiver or consent given hereunder shall be effective only if in writing and in the specific instance and for the specific purpose for which given.

      (d) Severability. In case any provision of this Note is deemed to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

      (e) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law principles thereof.

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      IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

                                                   VIRBAC CORPORATION

                                                   By: /s/ David Eller
                                                       -------------------------
                                                   Name: David Eller
                                                   Title: President

                                                   PM RESOURCES, INC.

                                                   By: /s/ David Eller
                                                       -------------------------
                                                   Name: David Eller
                                                   Title: President

                                                   ST. JON LABORATORIES, INC.

                                                   By: /s/ David Eller
                                                       -------------------------
                                                   Name: David Eller
                                                   Title: President

                                                   FRANCODEX CORPORATION, INC.

                                                   By: /s/ David Eller
                                                       -------------------------
                                                   Name: David Eller
                                                   Title: President

                                                   DELMARVA CORPORATION, INC.

                                                   By: /s/ David Eller
                                                       -------------------------
                                                   Name: David Eller
                                                   Title: President

                                                   VIRBAC AH, INC.

                                                   By: /s/ David Eller
                                                       -------------------------
                                                   Name: David Eller
                                                   Title: President

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